Exhibit 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 11th day of August, 2004, by and among THE NEW YORK LAW PUBLISHING COMPANY, a New York corporation ("Borrower"), AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation ("Parent"), LAW.COM, INC., a Delaware corporation ("Law.com"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, and as Agent and Lender.

                               Statement of Facts
                               ------------------

         A. Borrower, Parent, Holdings, Law.com and GE Capital (as Agent and Lender) are parties to that certain Credit Agreement, dated as of May 1, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of November 12, 2002, as further amended by that certain Second Amendment to Credit Agreement, dated as of February 27, 2003, and as further amended by that certain Third Amendment to Credit Agreement, dated as of December 16, 2003 (collectively, the "Credit Agreement"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement as amended by this Amendment), whereby the Lenders have made certain extensions of credit to Borrower.

         B. The parties desire to amend the Credit Agreement as set forth in this Amendment.

                               Statement of Terms
                               ------------------

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, Annex G of the Credit Agreement is hereby amended as follows:

            (a) By deleting paragraph (b) thereof in its entirety and substituting the following paragraph (b) in lieu thereof:

                (b) Maximum Total Leverage Ratio. Holdings and its Subsidiaries on a consolidated basis shall have, for each Fiscal Quarter ending during each period set forth below, a Total Leverage Ratio of not more than the ratio shown below for such Fiscal Quarter:

         ----------------------------------------- ---------------------------
          For Any Fiscal Quarter Ending During       Maximum Total Leverage
                      the Period of:                          Ratio:
         ----------------------------------------- ---------------------------
         April 1, 2004 through September 30, 2004         11.00 to 1.00
         ----------------------------------------- ---------------------------
         October 1, 2004 through December 31, 2004         9.50 to 1.00
         ----------------------------------------- ---------------------------
         January 1, 2005 through June 30, 2005             9.00 to 1.00
         ----------------------------------------- ---------------------------
         July 1, 2005 through December 31, 2005            8.50 to 1.00
         ----------------------------------------- ---------------------------
         January 1, 2006 through March 31, 2006            8.00 to 1.00
         ----------------------------------------- ---------------------------
         April 1, 2006 through September 30, 2006          7.50 to 1.00
         ----------------------------------------- ---------------------------
         October 1, 2006 and thereafter                    7.00 to 1.00
         ----------------------------------------- ---------------------------

            (b) By deleting paragraph (c) thereof in its entirety and substituting the following paragraph (c) in lieu thereof:

                (c) Minimum Interest Coverage Ratio. Holdings and its Subsidiaries on a consolidated basis shall have, for each Fiscal Quarter ending during each period set forth below, an Interest Coverage Ratio of not less than the ratio shown below for such Fiscal
         Quarter:


-------------------------------------------------- ------------------------------------
  Any Fiscal Quarter Ending During the Period of:    Minimum Interest Coverage Ratio:
-------------------------------------------------- ------------------------------------
April 1, 2004 through September 30, 2004                      0.75 to 1.00
-------------------------------------------------- ------------------------------------
October 1, 2004 through March 31, 2005                        1.00 to 1.00
-------------------------------------------------- ------------------------------------
April 1, 2005 through September 30, 2005                      1.05 to 1.00
-------------------------------------------------- ------------------------------------
October 1, 2005 through December 31, 2005                     1.15 to 1.00
-------------------------------------------------- ------------------------------------
January 1, 2006 through March 31, 2006                        1.25 to 1.00
-------------------------------------------------- ------------------------------------
April 1, 2006 and thereafter                                  1.30 to 1.00
-------------------------------------------------- ------------------------------------

            (c) By deleting paragraph (d) thereof in its entirety and substituting the following paragraph (d) in lieu thereof:

                (d) Minimum Fixed Charge Coverage Ratio. Holdings and its Subsidiaries on a consolidated basis shall have, for each Fiscal Quarter ending during each period set forth below, a Fixed Charge Coverage Ratio of not less than the ratio shown below for such Fiscal
         Quarter:


---------------------------------------------------- ------------------------------
                                                            Minimum Fixed Charge
   Any Fiscal Quarter Ending During the Period of:          Coverage Ratio:
---------------------------------------------------- ------------------------------
April 1, 2004 through September 30, 2004                        0.60 to 1.00
---------------------------------------------------- ------------------------------
October 1, 2004 through December 31, 2004                       0.80 to 1.00
---------------------------------------------------- ------------------------------
January 1, 2005 through March 31, 2005                          0.90 to 1.00
---------------------------------------------------- ------------------------------
April 1, 2005 through September 30, 2005                        0.95 to 1.00
---------------------------------------------------- ------------------------------
October 1, 2005 through December 31, 2005                       1.00 to 1.00
---------------------------------------------------- ------------------------------
January 1, 2006 through March 31, 2006                          1.10 to 1.00
---------------------------------------------------- ------------------------------
April 1, 2006 and thereafter                                    1.15 to 1.00
---------------------------------------------------- ------------------------------

         2. Additional Agreement. Borrower and each other Credit Party hereby acknowledge and agree that their failure to establish on or before the date that is ninety (90) days from the Fourth Amendment Effective Date, and to maintain until the Termination Date, the Cash Management System described in Annex C of the Credit Agreement shall constitute an immediate Event of Default under the Credit Agreement (without the giving of notice or the passage of additional time).

         3. Representations and Warranties. Borrower and each other Credit Party hereby represent and warrant to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by Borrower and each Credit Party signatory thereto, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and
(c) all of the representations and warranties made by Borrower or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and after giving effect to this Amendment (except to the extent that any such representations or warranties (i) expressly referred to a specific prior date, or (ii) have changed based upon events expressly permitted by the Credit Agreement).

         4. Ratification. Borrower and each other Credit Party hereby ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents delivered by Borrower and the other Credit Parties in connection therewith, effective as of the date hereof and after giving effect to this Amendment.

         5. Waiver by Borrower and Credit Parties. Borrower and each other Credit Party hereby waive any claim, counterclaim, defense, demand, action or suit of any kind or nature whatsoever against the Lenders and the Agent arising on or prior to the date of this Amendment in connection with any of the Loan Documents or the transactions contemplated thereunder.

         6. Reimbursement of Expenses. Additionally, Borrower and each of the other Credit Parties hereby agree to reimburse the Agent and the Lenders on demand for all reasonable costs and expenses (including without limitation reasonable attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         7. Conditions to Effectiveness. This Amendment shall be effective (the "Fourth Amendment Effective Date") as of the date of Agent's receipt of: (i) this Amendment, duly executed, completed and delivered by the Borrower, Holdings, Parent, Law.com and GE Capital (as Agent and Lender); (ii) an amendment fee (payable to Agent for its account) in the amount of $100,000 (which fee shall be fully earned and non-refundable as of the Fourth Amendment Effective Date); and (iii) payment of all reasonable fees, costs and expenses (including the fees, costs and expenses of counsel or other advisors) incurred by or on behalf of Agent in connection with this Amendment and any of the other Loan Documents as of such date.

         8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         9. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower and each of the other Credit Parties hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         10. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         11. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         12. No Other Amendments, Waivers or Consents. Except for the (x) prior waivers and consents granted pursuant to that certain Post-Closing Letter Agreement, dated May 1, 2002, between Borrower and Agent, as amended by that certain Amendment to Post-Closing Letter Agreement, dated May 10, 2002, between Borrower and Agent, as further amended by that certain Second Amendment to Post-Closing Letter Agreement, dated May 17, 2002, between Borrower and Agent, and as further amended by that certain Third Amendment to Post-Closing Letter Agreement, dated June 11, 2002, between Borrower and Agent and (y) any amendment or agreement expressly set forth and referred to in Sections 1 and 2 above, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Agent's and the Lenders' security interests in, security titles to or other Liens on any Collateral.

         13. Affirmation and Agreement Of Guarantors. Each of the Guarantors hereby affirms its guaranty of the obligations of the Borrower under and pursuant to the Loan Agreement, as amended hereby, and consents to and agrees to be bound by this Amendment.

                           (Signature Page To Follow)

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

                                        THE NEW YORK LAW PUBLISHING COMPANY


                                        By:     /s/ Allison Hoffman
                                                ----------------------------
                                        Name:   Allison Hoffman
                                                ----------------------------
                                        Title:  VP
                                                ----------------------------


                                        AMERICAN LAWYER MEDIA HOLDINGS, INC.


                                        By:     /s/ Allison Hoffman
                                                ----------------------------
                                        Name:   Allison Hoffman
                                                ----------------------------
                                        Title:  VP
                                                ----------------------------


                                        AMERICAN LAWYER MEDIA, INC.


                                        By:     /s/ Allison Hoffman
                                                ----------------------------
                                        Name:   Allison Hoffman
                                                ----------------------------
                                        Title:  VP
                                                ----------------------------


                                        LAW.COM, INC.


                                        By:     /s/ Allison Hoffman
                                                ----------------------------
                                        Name:   Allison Hoffman
                                                ----------------------------
                                        Title:  VP
                                                ----------------------------


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent and Lender


                                        By:     /s/ Raymond N. Shu
                                                ----------------------------
                                        Name:   Raymond N. Shu
                                                ----------------------------
                                                Title: Duly Authorized Signatory